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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2005


                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-13486                43-1695093
(State or Other Jurisdiction            (Commission             (IRS Employer
     of Incorporation)                  File Number)         Identification No.)


                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01. REGULATION FD DISCLOSURE.

         On February 4, 2005, the Company issued a press release announcing that it and its principal stockholder, John Q. Hammons, have agreed to negotiate exclusively through February 28, 2005 with an investor group led by JQH Acquisition, LLC, with regard to a possible merger transaction. Although terms of the investor group's proposal remain subject to further discussion and negotiation, the proposal contemplates a merger transaction in which the Company's Class A shares would be purchased for $24.00 cash per share. According to filings made with the SEC, some of the Company's Class A stockholders (other than Mr. Hammons) have entered into an agreement with the investor group in which the stockholders agree, under certain circumstances, to vote their shares in favor of the investor group's proposal and against any other acquisition proposals that are inconsistent with, or detrimental to, the investor group's proposal. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release issued today. This information and the press release are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   Exhibit                              Exhibit
   -------                              -------

    99.1        Press Release, dated February 4, 2005, issued by John Q.
                Hammons Hotels, Inc.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JOHN Q. HAMMONS HOTELS, INC.




                                           By:  /s/ Paul E. Muellner
                                                --------------------------------
                                                Name:   Paul E. Muellner
                                                Title:  Chief Financial Officer


Date: February 4, 2005



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                                  EXHIBIT INDEX

   Exhibit                              Exhibit
   -------                              -------

    99.1        Press Release, dated February 4, 2005, issued by John Q.
                Hammons Hotels, Inc.




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